Exhibit 32.2


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
               PURSUANT TO 18 U.S.C. SS. 1350 ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Amendment No. 1 to Form 10-K (the "Report") of Amaru, Inc. (the "Company"), for the for the fiscal year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof, I, Leong Hin Chua, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: May 15, 2013


/s/ Leong Hin Chua
--------------------------
Chief Financial Officer